Exhibit 10.1

TERRY L. JOHNSON, CPA

406 Greyford Lane

Casselberry, Florida 32707

Phone 407-721-4753

Fax/Voice Message 866-813-3428

E-mail cpatlj@yahoo.com

December 16, 2015

Securities and Exchange Commission

100 F Street

Washington D.C. 20549

Ladies and Gentlemen:

I have read the Company’s statements included under Explanatory Note and Item 4.01 in the Form 8-K/A dated December 17, 2015, of WhereverTV Broadcasting Corporation (the “Company”) to be filed with the Securities and Exchange Commission, and we agree with such statements as they relate to our firm. I have no basis to, and therefore, do not agree or disagree with the other statements made by the Company in the Form 8-K/A.

Very truly yours,

/s/ Terry L. Johnson

Terry L. Johnson, CPA

Casselberry, Florida